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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  APRIL 30, 1997


                                    WESTCORP
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                   33-13646                51-0308535
(State or other jurisdiction    Commission File             IRS Employer
    of incorporation)               Number             Identification Number





     23 PASTEUR, IRVINE, CALIFORNIA                          92618-3816
(Address of principal executive offices)                     (Zip Code)



                                  714-727-1000
              (Registrant's telephone number, including area code)



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ITEM 5:  Other Events

                 On Tuesday, April 29, 1997, Westcorp, the financial services holding company whose principal subsidiaries are Western Financial Bank, F.S.B. and WFS Financial Inc announced the departure of Lee Thyer, Senior Executive Vice President - Branch Division, and Director of WFS Financial Inc.

ITEM 7:  Financial Statements and Exhibits

         a.       List of documents filed as a part of this report
                  Exhibit 20.   Westcorp News Release of April 29, 1997



                                                  WESTCORP
                                                  a California Corporation

Dated:     April 30, 1997

                                                  /s/ RICHARD A. PALMER
                                                  --------------------------
                                                  Richard A. Palmer
                                                  Vice President , Westcorp